ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK -- FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-1 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for
                       June 25, 1999, the Remittance date.

                         Due period ended: June 1, 1999
--------------------------------------------------------------------------------
  1 Total Actual Principal Collections                           2,091,713.35
  2 Total Permanent Buydown Companion Principal                     13,917.77
  3 Total Actual Interest Collections                            2,320,411.91
  4 Less Service Fees Service Fees Previously Remitted             141,518.08
  5 Additional Proceeds                                                  0.00
                                                               --------------
  6      Total Collections:                                      4,284,524.95

  7 Pre-Funding Account Transfer                                         0.00
  8 Interest Coverage Account Transfer                                   0.00
  9 Deferred Interest Coverage Account Transfer                      5,067.23
                                                               --------------
 10      Aggregate Amount Received:                              4,289,592.18

    Monthly Advances

 11 Interest Advance                                               105,540.17
 12 Compensating Interest                                            5,244.07
 13 Amounts Held for Future Distributions                                0.00
 14 Cross Collateral Deposit                                             0.00
 15 Reserve Withdrawal per Sec. 6.14c                                    0.00
                                                               --------------
 16      Available Remittance Amount:                            4,400,376.42

 17 Service Fees                                                       307.41
 18 Expense Account Deposit:                                         2,221.43
                                                               --------------
 19      Adjusted Remittance Amount:                             4,397,847.58

    Remaining Amount Available:

 20           Adjusted Remittance Amount                         4,397,847.58
 21           Insured Payments                                           0.00
 22           Monthly Premium @ 20 bp
                 due Certificate Insurer                            44,428.58
 23           Cross Collateral Withdrawal                                0.00
 24           Class Remittance Amounts                           4,353,419.00
 25           Non-Recoverable Advances not
                 Previously Reimbursed                                   0.00
                                                               --------------
    Total Remaining Amount Available:                                    0.00
                                                               ==============

    Amount of Reimbursements Pursuant to Sec. 5.04
 26      Servicing Fee                                                   0.00
 27      Monthly Advances and Servicer Advances                          0.00
 28      Other Mortgage Payments                                         0.00
 29      Interest Earned on P&I Deposits                                 0.00
 30      Additional Servicing Compensation                               0.00
--------------------------------------------------------------------------------

                                           ALLIANCE FUNDING COMPANY
                                  by SUPERIOR BANK -- FSB SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE

                                                1999-1 Group 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for
                                      June 25, 1999, the Remittance date.
                                        Due period ended: June 1, 1999
-------------------------------------------------------------------------------------------------------------
                                                                Total             Class 1A         Class R
                                                            --------------     --------------    ------------
 31 Loans Outstanding - BOM                                           4513
 32 Original Loan Balance                                   273,570,203.14     273,570,203.14
 33 Original Permanent Buydown Companion Loan Balance           868,053.80         868,053.80
 34 Pre-Funding Account Balance                                       0.00               0.00
 35 Initial Overcollateralization                             5,761,161.05       5,761,161.05
 36 Realized Losses, LTD                                              0.00               0.00
 37 Permanent Buydown Companion Loan Losses, LTD                      0.00
 38 Carryforward Amount                                               0.00
 39 Aggregate Unpaid Principal Balance of Delinquent                  0.00               0.00
       Loans Repurchased per Sec. 5.11                                0.00               0.00

                                                            --------------     --------------
 40 Total Class Principal Balance                           268,677,095.89     268,677,095.89
 41      Pool Factor per Loan Balance                          99.4800739%        99.4800739%
 42      Pool Factor per Class Balance                         97.7007621%        97.7007621%
 43 Excess Spread                                                     0.00                               0.00
 44 Cross Collateral Withdrawal                                       0.00                               0.00
 45 Cross Collateral Deposit                                          0.00               0.00
 46 Additional Principal due Class A                            997,860.98         997,860.98
 47 Interest Remittance @ Pass-Through Rates                  1,249,926.90       1,249,926.90

    PRINCIPAL ADDITIONS:

 48           Number of loans                                            0                  0
 49           Transfers from Pre-Funding Account                      0.00               0.00

    PRINCIPAL REDUCTIONS:

 50           Prepayments - Number                                      30                 30
 51           Prepayments - Dollar                            1,432,070.69       1,432,070.69
 52           Delinquent Loans Repurchased - Number                      0               0.00
 53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
 54           Net Liquidation Proceeds                                0.00               0.00
 55           Curtailments                                      367,820.22         367,820.22
 56           Normal and Excess Payments                        291,822.44         291,822.44
    Permanent Buydown Companion Principal                        13,917.77          13,917.77
 57           Pre-Funding Account Transfer                            0.00               0.00
                                                            --------------     --------------
 58 Total Principal Remittance                                2,105,631.12       2,105,631.12
 59 Additional Principal Reduction                              997,860.98         997,860.98
                                                            --------------     --------------    ------------
 60 Total Remittance                                          4,353,419.00       4,353,419.00            0.00
                                                            ==============     ==============    ============
 61 Current Month Realized Loss - Number                                 0                                  0
 62 Current Month Realized Loss - Dollar                              0.00                               0.00
 63 Current Month Permanent Buydown Companion Loan
           Realized Loss - Dollar                                     0.00                               0.00

    CLASS PRINCIPAL BALANCE -- EOM

 64 Loans Outstanding - EOM                                           4483
 65 Closing Loan Balance                                    271,478,489.79     271,478,489.79
 66 Closing Permanent Buydown Companion Loan Balance            854,136.03         854,136.03
 67 Pre-Funding Account Balance                                       0.00               0.00
 68 Additional Principal Reduction, LTD                       6,759,022.02       6,759,022.02
 69 Realized losses, LTD                                              0.00               0.00
 70 Permanent Buydown Companion Loan Losses, LTD                      0.00
 71 Aggregate Unpaid Principal Balance of Delinquent
 72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                             --------------    --------------
 73 Total Class Principal Balance                           265,573,603.80     265,573,603.80
 74      Pool Factor per Loan Balance                          98.7194508%        98.7194508%
 75      Pool Factor per Class Balance                         96.5722196%        96.5722196%
---------------------------------------------------------------------------------------------

                                                 Page 2 of 4

                                           ALLIANCE FUNDING COMPANY
                                  by SUPERIOR BANK -- FSB SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE

                                                1999-1 Group 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for
                                      June 25, 1999, the Remittance date.
                                        Due period ended: June 1, 1999
-------------------------------------------------------------------------------------------------------------

                                                                Total            Class A-1
                                                            --------------     --------------
 76 Weighted Note Rate - THIS Remittance                      10.71449%
 77 Weighted Note Rate - NEXT Remittance                      10.71273%

 78 Related Remittance Period for Libor Rate                   25-May-99  thru   24-Jun-99
 79 Days in Related Period                                        31

 80 Pass-Through Rates                                                            5.40250%

 81 Weighted Average Remaining Term                            249.24

 82 Original Pool - Principal Balance                       168,415,194.04     168,415,194.04
 83 Original Pool - Permanent Buydown Companion Balance         907,775.49         907,775.49
 84 Original Pool - Pre-Funding Account                     108,384,000.73     108,384,000.73
 85 Original Pool - Additional Principal Reduction            2,706,970.26       2,706,970.26
                                                            --------------     --------------
 86 Original Pool Total                                     275,000,000.00     275,000,000.00
 87 Original Pool - Number of Loans                              2782

---------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                             Beg. of Month      Current Month     End of Month
                                                            --------------     --------------    --------------
 88 Additional Principal Reduction, LTD                       5,761,161.06         997,860.98     6,759,022.04
 89 Cross Collateral Deposits                                         0.00               0.00             0.00
 90 Realized Losses, LTD                                              0.00               0.00             0.00
 91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00             0.00
                                                            --------------     --------------    --------------
 92 Overcollateralization of Principal                        5,761,161.06         997,860.98     6,759,022.04
                                                            ==============     ==============    =============

 93 Base Overcollateralization Required                                                          16,331,152.49
 94 Required Overcollateralization Amount                                                        16,331,152.49

    CURRENT MONTH SUBORDINATED AMOUNT                        Beg. of Month      Current Month     End of Month
                                                            --------------     --------------    --------------

 95 Original Subordinated Amount                             33,741,821.84          N/A          33,741,821.84
 96 Less: Cumulative Realized Losses (excluding
        Permanent Buydown Companion Loans)                            0.00               0.00             0.00
 97 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                            --------------     --------------   --------------
 98 Current Subordinated Amount                              33,741,821.84                       33,741,821.84
                                                            ==============                       =============

    NONRECOVERABLE ADVANCE RECONCILIATION

 99 Beginning of Month                                                                   0.00
100 Current Month Unpaid Nonrecoverable Advance                                          0.00
101 Less: Current Month Reimbursement                                                    0.00
                                                                               --------------
102 End of Month                                                                         0.00
--------------------------------------------------------------------------------------------------------------

                                                 Page 3 of 4

                                   ALLIANCE FUNDING COMPANY
                          by SUPERIOR BANK -- FSB SERVICING DIVISION
                                      Designated Servicer
                                    SERVICER'S CERTIFICATE

                                        1999-1 Group 1

        In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for
                              June 25, 1999, the Remittance date.
                                Due period ended: June 1, 1999
---------------------------------------------------------------------------------------------
                                                                                  Class
                                                                Total               A1
                                                           ---------------    ---------------
103 Total Class Principal - Original Pool                  $275,000,000.00    $275,000,000.00
104 Interest Remittance Amount                                1,249,926.90       1,249,926.90
105 Interest Rate Factor / 1000                                   4.545189           4.545189

106 Total Principal Collections                               2,105,631.12       2,105,631.12
107 Prefunding Account Transfer                                       0.00               0.00
108 Additional Principal Reduction                              997,860.98         997,860.98
                                                            --------------     --------------
109 Principal Remittance Amount                               3,103,492.10       3,103,492.10
110 Principal Payment Factor/1000                                11.285426          11.285426
111 Principal Factor                                            965.722195         965.722195

112 Prior  Month Principal Factor                               977.007621         977.007621

---------------------------------------------------------------------------------------------

                                         Page 4 of 4

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-1 Group 2

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of February 1, 1999,
          Superior Bank -- FSB Servicing Division reports the following information pertaining to series 1999-1 Group 2 for
                       June 25, 1999, the Remittance date.

                           Period Ended: June 1, 1999
--------------------------------------------------------------------------------

  1 Total Actual Principal Collections                         5,245,145.86
  2 Total Actual Interest Collections                          1,908,600.69
  3      Less: Service Fees Previously Remitted                  120,396.36
  4 Additional Proceeds                                                0.00
                                                               -------------
  5      Total Collections:                                    7,033,350.19

  6 Pre-Funding Account Transfer                                       0.00
  7 Interest Coverage Account Transfer                                 0.00
    Deferred Interest Coverage Account Transfer                    3,511.39
                                                               -------------
  8 Aggregate Amount Received:                                 7,036,861.58

    Monthly Advance
  9      Interest Advance                                        207,005.66
 10      Compensating Interest                                    20,406.37
 11      Amounts Held for Future Distributions                         0.00
 12 Reserve Withdrawal Per Sec. 6.08 VII                               0.00
                                                               -------------
 13 Available Remittance Amount:                               7,264,273.61

 14      Less: Service Fees                                          219.73
 15      Less: Expense Account Deposit                             1,973.36
 16      Cross Collateral Deposit                                      0.00
                                                               -------------
 17 Adjusted Remittance Amount:                                7,262,080.52

    Remaining Amount Available:

 18      Adjusted Remittance Amount                            7,262,080.52
 19      Insured Payments                                              0.00
 20           Monthly Premium @ 20 bp
                 due Certificate Insurer                          39,467.21
 21      Class Remittance Amounts                              7,222,613.31
 22      Cross Collateral Withdrawal                                   0.00
 23      Non-Recoverable Advances not
              Previously Reimbursed                                    0.00
                                                               -------------
 24 Total Remaining Amount Available:                                 (0.00)
                                                               =============

    Amount of Reimbursements Pursuant to Sec. 5.04

 25      Servicing Fee                                                 0.00
 26      Monthly Advances and Servicer Advances                        0.00
 27      Other Mortgage Payments                                       0.00
 28      Interest Earned on P&I Deposits                               0.00
 29      Additional Servicing Compensation                             0.00
--------------------------------------------------------------------------------

                                            ALLIANCE FUNDING COMPANY
                                    by SUPERIOR BANK - FSB SERVICING DIVISION
                                               Designated Servicer
                                             SERVICER'S CERTIFICATE

                                                 1999-1 Group 2

                 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of February 1, 1999,
                          Superior Bank -- FSB Servicing Division reports the following information pertaining to series 1999-1 Group 2 for
                                       June 25, 1999, the Remittance date.
                                           Period Ended: June 1, 1999
---------------------------------------------------------------------------------------------------------------
                                                              Total             Class 2-A           Class R
                                                         --------------      --------------      --------------
 30           Number of Loans                                      2414
 31 Original Principal Balance                           248,806,368.05      248,806,368.05
 32 Original Pre-Funding Account Balance                           0.00                0.00
 33 Initial Overcollateralization                          6,757,971.42        6,757,971.42
 34 Realized Losses, LTD                                           0.00                0.00
 35 Carryforward Amount                                            0.00                0.00
 36 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                             0.00                0.00
                                                         --------------      --------------
 37 Opening Class Principal Balance                      242,048,396.63      242,048,396.63
 38           Pool Factor per Loan Balance                   99.5225472%         99.5225472%
 39           Pool Factor per Class Balance                 100.0000000%        100.0000000%
 40 Excess Spread                                                  0.00                                    0.00
 41 Additional Principal due Class A                         872,264.39          872,264.39
 42 Cross Collateral Deposit                                       0.00                0.00
 43 Cross Collateral Withdrawal                                    0.00                0.00                0.00
 44 Interest Remittance                                    1,105,203.06        1,105,203.06
 45 Available Funds Cap Carry Forward                              0.00                0.00
               Distribution (see schedule C)

    PRINCIPAL REDUCTIONS:
 48           Prepayments - Number                                   40                  40
 49           Prepayments - Dollar                         4,795,712.74        4,795,712.74
 50           Delinquent Loans Repurchased - Number                   0                   0
 51           Delinquent Loans Repurchased - Dollar                0.00                0.00
 52           Net Liquidation Proceeds                             0.00                0.00
 53           Curtailments                                   338,743.19          338,743.19
 54           Normal and Excess Payments                     110,689.93          110,689.93
 55           Pre-Funding Account Transfer                         0.00                0.00
                                                         --------------      --------------
 56 Total Principal Remittance                             5,245,145.86        5,245,145.86
 57 Additional Principal Reduction                           872,264.39          872,264.39
                                                         --------------      --------------      --------------
 58 Total Remittance                                       7,222,613.31        7,222,613.31               0.00
                                                         ==============      ==============      =============
 59 Carryforward Amount                                            0.00
 60 Current Month Realized Loss - Number                              0                                      0
 61 Current Month Realized Loss - Dollar                           0.00                                   0.00

    CLASS PRINCIPAL BALANCE -- EOM
 62           Number of Loans                           #          2374
 63 Closing Loan Balance                                 243,561,222.19      243,561,222.19
 64 Pre-Funding Account Balance                                    0.00                0.00
 65 Additional Principal Reduction, LTD                    7,630,235.81        7,630,235.81
 66 Realized Losses, LTD                                           0.00                0.00
 67 Carryforward Amount                                            0.00                0.00
 68 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                             0.00                0.00
                                                         -----------------------------------
 69 Closing Class Principal Balance                      235,930,986.38      235,930,986.38
 70           Pool Factor per Loan Balance                   97.4244889%         97.4244889%
 71           Pool Factor per Class Balance                  94.3723946%         94.3723946%
 --------------------------------------------------------------------------------------------------------------

                                   Page 2 of 4

                                              ALLIANCE FUNDING COMPANY
                                      by SUPERIOR BANK - FSB SERVICING DIVISION
                                                 Designated Servicer
                                               SERVICER'S CERTIFICATE

                                                   1999-1 Group 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of February 1, 1999,
                            Superior Bank -- FSB Servicing Division reports the following information pertaining to series 1999-1 Group 2 for
                                         June 25, 1999, the Remittance date.
                                             Period Ended: June 1, 1999
-------------------------------------------------------------------------------------------------------------------

                                                                 Total             Class A1
                                                            --------------      --------------
 72 Weighted Note Rate - This Remittance:                     10.38751%
 73 Weighted Note Rate - Next Remittance:                     10.39614%

 74 Available Cap Carry Foward Amount - This Remittance:              0.00
                              (see schedule C)

 75 Pass-Through Rate:                                         5.30250%            5.30250%

 76 Related Remittance Period:                                 25-May-99              thru           24-Jun-99
 77 Days in Related Period:                                       31

 78 Weighted Average Remaining Term                             354.48

 79 Original Pool - Principal Balance                       156,587,131.22      156,587,131.22
 80 Original Pool - Pre-Funding Account Balance              97,477,909.43       97,477,909.43
 81 Original Pool - Initial Overcollateralization             4,065,040.65        4,065,040.65
                                                            --------------      --------------
 82 Original Pool - Class Principal Balance                 250,000,000.00      250,000,000.00
 83 Original Pool - Number of Loans                              1490

-------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                            Beginning of Month     Current Month       End of Month
                                                            ------------------     -------------      -------------
 84 Initial Overcollateralization                               6,757,971.42         872,264.39        7,630,235.81
 85 Cross Collateral Deposits, LTD                                      0.00               0.00                0.00
 86 Less:  Realized Losses, LTD                                         0.00               0.00                0.00
                                                               -------------       ------------       -------------
 87 Overcollateralization of Principal                          6,757,971.42         872,264.39        7,630,235.81
                                                               =============       ============       =============

 88 Base Overcollateralization Requirement                                                            13,846,544.72
 89 Required Overcollateralization                                                                    13,846,544.72


    CURRENT MONTH SUBORDINATED AMOUNT                       Beginning of Month     Current Month       End of Month
                                                            ------------------     -------------      -------------
 90 Original Subordinated Amount                               30,360,772.36             N/A          30,360,772.36
 91 Less: Cumulative Realized Losses                                    0.00               0.00                0.00
 92 Plus: Cumulative Additional Proceeds                                0.00               0.00                0.00
                                                               -------------         ----------       -------------
 93 Current Subordinated Amount                                30,360,772.36                          30,360,772.36
                                                               =============         ==========       =============

    NONRECOVERABLE ADVANCE RECONCILIATION

 94 Beginning of Month                                                  0.00
 95 Current Month Nonrecoverable Advance                                0.00
 96 Less: Current Month Reimbursment                                    0.00
                                                               -------------
 97 End of Month                                                        0.00
                                                               =============

------------------------------------------------------------------------------------------------------------------------------------

                                   Page 3 of 4

                                     ALLIANCE FUNDING COMPANY
                             by SUPERIOR BANK - FSB SERVICING DIVISION
                                        Designated Servicer
                                      SERVICER'S CERTIFICATE

                                          1999-1 Group 2

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of February 1, 1999,
                   Superior Bank -- FSB Servicing Division reports the following information pertaining to series 1999-1 Group 2 for
                                June 25, 1999, the Remittance date.
                                    Period Ended: June 1, 1999
-------------------------------------------------------------------------------------------------
                                                                                       Class
                                                                                         A1
                                                              ---------------     ---------------
 98 Total Class Principal - Original Pool                     $250,000,000.00     $250,000,000.00
 99 Interest Remittance Amount                                   1,105,203.06        1,105,203.06
100 Interest Rate Factor / 1000                                      4.420812            4.420812

101 Total Principal Collections                                  5,245,145.86        5,245,145.86
102 Prefunding Account Transfer                                          0.00                0.00
103 Additional Principal Reduction                                 872,264.39          872,264.39
                                                              ---------------     ---------------
104 Principal Remittance Amount                                  6,117,410.25        6,117,410.25
105 Principal Payment Factor/1000                                   24.469641           24.469641
106 Principal Factor                                               943.723945          943.723945

107 Prior Month Principal Factor                                   968.193586          968.193586
-------------------------------------------------------------------------------------------------

                                   Page 4 of 4